UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 13, 2019

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Cottonwood Communities, Inc.
(Exact Name of Registrant as Specified in Its Charter)

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Maryland	333-215272	61-1805524
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

6340 South 3000 East, Suite 500
Salt Lake City, Utah 84121
(Address of Principal Executive Offices)
(801) 278-0700
(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Renewal of Advisory Agreement

On August 13, 2019, Cottonwood Communities, Inc. (the “Company”) renewed its advisory agreement with CC Advisors III, LLC for another one year term expiring August 13, 2020. The renewed advisory agreement is substantially the same as the agreement previously in effect except that it clarifies that the definition of "gross assets" for purposes of calculating the asset management fee includes the debt underlying any B-notes and other real estate-related assets along with mezzanine loans and preferred equity investments previously included in the definition.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Articles of Amendment and Articles Supplementary

Effective August 13, 2019, the Company established two classes of its common stock: Class A and Class T by filing Articles Supplementary with the Maryland State Department of Assessments and Taxation (the “SDAT”). Pursuant to its Articles Supplementary, the Company designated 500,000,000 shares of its common stock as Class A and Class T, respectively.  Other than a different selling commission structure in the Company’s ongoing initial public offering, Class A shares and Class T shares have identical rights and privileges. A description of the Class A and Class T shares is incorporated herein by reference to the “Description of Shares - Common Stock” discussion in the Company’s Post-Effective Amendment no. 3 to its Registration Statement on Form S-11 as filed with the Securities and Exchange Commission on August 6, 2019.

Also effective August 13, 2019, the Company further amended its charter by filing Articles of Amendment that provide that the currently issued and outstanding shares of common stock of the Company are renamed as Class A common stock. The Company expects to offer the Class T shares in its ongoing initial public offering upon effectiveness of the post-effective amendment to its Registration Statement for its offering as filed on August 6, 2019. The Articles Supplementary and the Articles of Amendment are incorporated herein by reference as Exhibits 3.1, 3.2, and 3.3 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Articles Supplementary - Class A Common Stock
3.2	Articles Supplementary - Class T Common Stock
3.3	Articles of Amendment (August 2019)
10.1	Advisory Agreement among Cottonwood Communities, Inc. and Cottonwood Communities O.P., LP and CC Advisors III, LLC dated August 13, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTTONWOOD COMMUNITIES, INC.

By:	/s/ Enzio Cassinis
Name:	Enzio Cassinis
Title:	Chief Executive Officer

Date:   August 16, 2019